Current expected credit losses (Details) - USD ($) $ in Millions	Sep. 30, 2022		Dec. 31, 2021		Dec. 31, 2020
Credit Loss [Abstract]
Allowance for expected credit losses	$ 1	[1]	$ 1	[1]	$ 153

[1]	Allowances recognized for expected credit losses on our related party loan and trade receivables following adoption of accounting standard update 2016-13 – Measurement of Credit Losses on Financial Instruments. Refer to Note 5 – “Current expected credit losses” for further information.